Return to 10Q
Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “Report”) of TF Financial Corporation (the “Company”) as filed with the Securities and Exchange Commission, we, Kent C. Lufkin, President and Chief Executive Officer, and Dennis R. Stewart, Executive Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENT C. LUFKIN	/s/ DENNIS R. STEWART
Kent C. Lufkin	Dennis R. Stewart
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

May 14, 2013	May 14, 2013